                                                   FILED PURSUANT TO RULE 497(E)
                                                SECURITIES ACT FILE NO. 33-84762

                       WILMINGTON PRIME MONEY MARKET FUND
                  WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND

                                 SERVICE SHARES

                                OF WT MUTUAL FUND

--------------------------------------------------------------------------------

       SUPPLEMENT DATED JUNE 23, 2006 TO PROSPECTUS DATED NOVEMBER 1, 2005

     The Board of Trustees (the "Board") of WT Mutual Fund (the "Trust") approved the change of the latest time for the calculation of the net asset value per share of each of the Wilmington Prime Money Market Fund and Wilmington U.S. Government Money Market Fund (each a "Fund," and together, the "Funds") on each day on which both the New York Stock Exchange and the transfer agent are open for business to 5:00 p.m.

               Accordingly, the following changes have been made to the Prospectus dated November 1, 2005:

     o On page 17, under the heading "Pricing of Shares," the second sentence of the second paragraph is replaced in its entirety as follows:

               "PFPC determines the NAV per share of the Prime Money Market Fund and U.S. Government Money Market Fund as of 2:00 p.m. and 5:00 p.m. Eastern time on each business day."

     o On page 18, the second paragraph under the caption "Additional Information Regarding Purchases," the second, third and fourth sentences are replaced in their entirety as follows:

               "Orders placed and payments which are received or converted into federal funds after 2:00 p.m. and up to 5:00 p.m. will be accepted at the price determined at 5:00 p.m. In each case, shares purchased on or before 5:00 p.m. will receive the dividend declared on that business day. If your order is placed and payments are received in or converted into federal funds for your account after 5:00 p.m. your shares will begin to accrue dividends on the following business day.

     o On page 19, the chart labeled "WILMINGTON PRIME MONEY MARKET FUND AND WILMINGTON U.S. GOVERNMENT FUND" is replaced in its entirety as follows:

          WILMINGTON PRIME MONEY MARKET FUND AND WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND

                      RECEIPT OF REDEMPTION REQUEST BY FUND

                            ON OR BEFORE        AFTER 2:00 P.M.
                              2:00 P.M.       AND UP TO 5:00 P.M.    AFTER 5:00 P.M.
                          -----------------   -------------------   -----------------
On What Day Will My       Same Business Day    Next Business Day    Next Business Day
Redemption Proceeds
Normally Be Wired to My
Account?

Will I Be Eligible to            No                    No                  Yes
Receive the Day's
Dividend?

     o On page 25, the next to last paragraph under the section entitled "For More Information" is replaced in its entirety as follows:

               "The Funds' SAI, annual and semi-reports are accessible, free of charge, on the Funds' internet web-site at http://www.wilmingtontrust.com/funds. Reports and information about the Funds (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's Internet site at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Room of the SEC, Washington, D.C., 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090."

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.


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